Exhibit 10.9

                               CLOSING STATEMENT

     TRANSACTION:     SALE OF CONTROL STOCK IN COMPOUND NATURAL FOODS,
                      INC.; SALE OF FREE TRADING STOCK IN COMPOUND NATURAL
                      FOODS, INC.; REPAYMENT OF LOANS TO PURE NATURE,
                      LLC; LOAN, PLEDGE AND SECURITY AGREEMENT

     PARTIES: JOEY CANYON, PURCHASER; MICHAEL NAUGHTON, LENDER FOR TRANSACTION; GERALD NEWMAN, SELLER OF CONTROL STOCK; CLAYTON DUXBURY, SELLER OF CONTROL STOCK AND LENDER TO PURE NATURE, LLC; BRAD STEWART, SELLER OF FREE TRADING SHARES AND LENDER TO PURE NATURE, LLC.

     DOCUMENTS:       STOCK PURCHASE AND SALE AGREEMENT BY AND BETWEEN JOEY
                      CANYON, BUYER AND GERALD R. NEWMAN AND CLAYTON
                      DUXBURY, SELLERS; STOCK PURCHASE AND SALE AGREEMENT
                      BY AND BETWEEN MICHAEL NAUGHTON, BUYER AND BRAD
                      STEWART, SELLER; NOTE PURCHASE AND USE OF PROCEEDS
                      AGREEMENT BY AND BETWEEN MICHAEL NAUGHTON, BUYER
                      AND JOEY CANYON, SELLER; PLEDGE AND SECURITY
                      AGREEMENT BY AND BETWEEN JOEY CANYON, DEBTOR AND
                      MICHAEL NAUGHTON, LENDER; CONVERTIBLE PROMISSORY
                      NOTE BY JOEY CANYON IN FAVOR OF MICHAEL NAUGHTON

CLOSING DATE          APRIL 18, 2005

                                       DISTRIBUTIONS      FUNDS IN ESCROW

Total Funds from Mike Naughton         $400,000.00

Distributions:

Gerald R. Newman:
     Sale of Control Stock                 $208,730.40

Clayton Duxbury
     Sale of Control Stock $52,182.60
     Repayment of loan to Pure Nature, LLC  $54,648.00
     Total to Clayton Duxbury     $106,830.60

Brad Stewart
Repayment of loan to Pure Nature, LLC     $ 34,439.00



1 Per Instructions from Gerald R. Newman to Escrow Agent, these funds shall be distributed as follows: Gerald R. Newman - $102,240.20; Brad Stewart - $104,365.20; Legal & Compliance, LLC - $2,125.00 2 Per Instructions from Clayton Duxbury to Escrow Agent, these funds shall be distributed as follows:
Clayton Duxbury - $89,705.60; Doug Duxbury - $15,000.00; Legal & Compliance, LLC - $2,125.00 3 Per Agreement and instructions to Escrow Agent, these funds shall be distributed as follows: Brad Stewart - $32,314.00; Legal & Compliance, LLC - $2,125.00

Expenses:
     Legal & Compliance, LLC                $ 2,125.00

Balance to Compound Natural Foods, LLC       $ 47.875.00
                                          -----------

Total Distributed                             S 400,000.00
                                            ============
Balance in Escrow                                 S 00.00

The, undersigned hereby certify that they have read the foregoing Closing Statement and to the best of their knowledge they acknowledge it to be correct. Provided, however, that if there are mistakes of fact, errors or omissions contained herein, all Parties agree to make any necessary adjustments in payments and to re-execute this Closing Statement and any other documentation used in this transaction reasonably required to correct any such mistakes, errors or omissions. The Parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this transaction. Disbursement as set forth above is hereby authorized. This Closing Statement may be signed in counterparts, which counterparts, taken together shall constitute one original.


COMPOUND NATURAL FOODS, INC.             PURE NATURE, LLC

By:  /s/ Gerald R. Newman
It's: CEO and President               It's: CEO and President


/s/ Gerald R. Newman                 /s/ Clayton Duxbury


/s/ Joey Canyon                     /s/ Brad Stewart


/s/ Michael Naughton


4 Total Expense to Legal & Compliance, LLC is $8,500.00 which is being split $2,125.00 each between Gerald Newman, Clayton Duxbury, Brad Stewart and Compound Natural Foods, Inc. 5 Per Instructions from Joey Canyon, these funds shall be distributed to an account titled in the name of Pure Nature-Hydrocharge.

Balance to Compound Natural Foods, LLC         $ 41,500.09
                                             -------------
Total Distributed                              $400,000.00
                                             =============
Balance In Escrow                                  $ 00.00
                                                  ========
The undersigned hereby certify that they have read the foregoing Closing Statement and to the best of their knowledge they acknowledge it to be correct. Provided, however, that if there are mistakes of fact, errors or omissions contained herein, all Parties agree to make any necessary adjustments in payments and to re-execute this Closing Statement and any other documentation used in this transaction reasonably required to correct any such mistakes, errors or omissions. The Parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this transaction. Disbursement as set forth above is hereby authorized. This Closing Statement may be signed in counterparts, which counterparts, taken together shall constitute one original.

COMPOUND NATURAL FOODS, INC.                     PURE NATURE, LLC


By:                                     /s/ Joey Canyon
It's CEO and President                       It's CEO and President


/s/ Gerald R. Newman                          /s/ Clayton Duxbury


/s/ Joey Canyon                              /s/ Brad Stewart